UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Blackstone Unit Purchase Agreement Letter Agreement

On August 9, 2012, Cheniere Energy Partners, L.P. (the “Partnership”), Cheniere Energy, Inc. (“Cheniere”) and Blackstone CQP Holdco LP (the “Purchaser”) entered into a letter agreement (the “UPA Letter Agreement”) relating to the Unit Purchase Agreement, dated as of May 14, 2012 (the “Blackstone Unit Purchase Agreement”), among such parties. Pursuant to the UPA Letter Agreement, the parties agreed, among other things, to the Amended Purchase Agreement described below and to waive the purchase of the Creole Trail Pipeline as a condition precedent to the initial funding (the “Initial Funding”) under the Blackstone Unit Purchase Agreement.

The foregoing description of the UPA Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Amended and Restated Creole Trail Purchase Agreement

On August 9, 2012, the Partnership, Cheniere, Cheniere Pipeline Company and Grand Cheniere Pipeline, LLC entered into the Amended and Restated Purchase and Sale Agreement (the “Amended Purchase Agreement”), which amended and restated that certain Purchase and Sale Agreement, dated as of May 14, 2012, among the parties. Pursuant to the Amended Purchase Agreement, the original agreement was amended, among other things, (i) to provide that, at closing of the purchase, the Partnership will reimburse expenditures made by Cheniere Creole Trail Pipeline, L.P., a wholly owned subsidiary of Cheniere (“CCTP”), for certain pipeline modifications as well as other expenses of CCTP approved by the board of directors of the general partner of the Partnership (the “Board”), (ii) to give Cheniere anytime after the first month following substantial completion of the first liquefaction train to require that the Partnership consummate the acquisition within six months and if the Partnership does not do so, gives Cheniere the right to terminate the Amended Purchase Agreement, (iii) to change the condition precedent that the Initial Funding shall have occurred to instead require that the Partnership shall have received sufficient funds or available financing to purchase the equity interests of the entities owning the Creole Trail Pipeline and (iv) to change the outside date by which the transactions must be consummated to the mandatory conversion date of the Class B Units as provided in the Amended Partnership Agreement (as defined below).

The foregoing description of the Amended Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Amendment to Subscription Agreement

On August 9, 2012, the Partnership and Cheniere Class B Units Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Cheniere (“CBUH”), entered into that certain First Amendment to Class B Unit Purchase Agreement (the “Subscription Amendment”), pursuant to which the parties amended that certain Subscription Agreement, dated May 14, 2012, between the Partnership and Cheniere LNG Terminals, Inc. (predecessor-in-interest to CBUH). Pursuant to the Subscription Amendment, the original agreement was amended to, among other things, change the outside date under the Subscription Agreement to be consistent with the date that the Amended Purchase Agreement terminates.

The foregoing description of the Subscription Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Initial Funding and pursuant to a right granted to the Purchaser in an Investors’ and Registration Rights Agreement, dated as of July 31, 2012, among the Partnership, Cheniere Energy Partners GP, LLC, a wholly owned subsidiary of Cheniere and the general partner of the Partnership, Cheniere, the Purchaser and the other investor party thereto, David Foley was appointed to the board of directors of Cheniere. Mr. Foley has not been appointed to any committees of the board of directors of Cheniere.

Item 8.01 Other Events.

On August 9, 2012, Sabine Pass Liquefaction, LLC, a wholly owned subsidiary of the Partnership, issued a notice to proceed to Bechtel under the EPC contract to commence construction of the first two liquefaction trains of the Sabine Pass liquefaction project.

On August 9, 2012, the Partnership issued a press release announcing that the notice to proceed had been issued and the Initial Funding had been consummated. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Information included on the Partnership’s website is not incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits

Exhibit Number	Description

10.1*	Letter Agreement, dated August 9, 2012, among Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Blackstone CQP Holdco LP (incorporated by reference to Exhibit 10.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on August 9, 2012)

10.2*	Amended and Restated Purchase and Sale Agreement, dated as of August 9, 2012, by and among Cheniere Energy Partners, L.P., Cheniere Pipeline Company, Grand Cheniere Pipeline, LLC and Cheniere Energy, Inc. (incorporated by reference to Exhibit 10.2 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on August 9, 2012)

10.3*	First Amendment to Class B Unit Purchase Agreement, dated as of August 9, 2012, by and between Cheniere Energy Partners, L.P. and Cheniere Class B Units Holdings, LLC (incorporated by reference to Exhibit 10.3 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on August 9, 2012)

99.1*	Press Release, dated August 9, 2012, regarding initial funding by Blackstone and issuance of notice to proceed (incorporated by reference to Exhibit 99.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on August 9, 2012)

*	Incorporated by reference herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: August 9, 2012

	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Letter Agreement, dated August 9, 2012, among Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Blackstone CQP Holdco LP (incorporated by reference to Exhibit 10.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on August 9, 2012)

10.2*	Amended and Restated Purchase and Sale Agreement, dated as of August 9, 2012, by and among Cheniere Energy Partners, L.P., Cheniere Pipeline Company, Grand Cheniere Pipeline, LLC and Cheniere Energy, Inc. (incorporated by reference to Exhibit 10.2 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on August 9, 2012)

10.3*	First Amendment to Class B Unit Purchase Agreement, dated as of August 9, 2012, by and between Cheniere Energy Partners, L.P. and Cheniere Class B Units Holdings, LLC (incorporated by reference to Exhibit 10.3 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on August 9, 2012)

99.1*	Press Release, dated August 9, 2012, regarding initial funding by Blackstone and issuance of notice to proceed (incorporated by reference to Exhibit 99.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 1-33366), filed on August 9, 2012)

*	Incorporated by reference herein